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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2001


                        WestCoast Hospitality Corporation
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             (Exact name of registrant as specified in its charter)

          Washington                  001-13957                 91-1032187
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

       201 W. North River Drive, Suite 100, Spokane, Washington 99201-2293
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 459-6100

                                      None
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          (Former name or former address, if change since last report)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (i) On June 25, 2001, the Registrant ended its audit relationship with PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"). The decision to change was prompted when the Registrant was notified that the staff and partners responsible for the Registrant's relationship were transferring to BDO Seidman. LLP ("BDO"). The Registrant has engaged BDO as its new principal independent accountants effective June 28, 2001.

           (ii) The reports of the Former Accountants on the financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or, except as explained in the next sentence, accounting principles. The reports included an explanatory paragraph for a change in method of accounting for start-up activities in 1999.

           (iii) The decision to dismiss the Former Accountants and engage BDO as the principal independent accountants for the Registrant was approved by the Audit Committee of the Board of Directors of the Registrant.

           (iv) During the fiscal years ended December 31, 2000 and 1999 and the interim period ended June 25, 2001, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years or the fiscal year containing such interim period.

           (v) During the fiscal years ended December 31, 2000 and 1999 and through the interim period ended June 25, 2001, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

           (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 28, 2001, is filed as
           Exhibit 16.01 to this Form 8-K.

(b) Neither the Registrant nor anyone on its behalf has consulted BDO during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of BDO.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         16.01 Letter dated June 28, 2001, from the Registrant's former principal independent accountants.
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WestCoast Hospitality Corporation

Date:  June 29, 2001                           By: /s/ Arthur M. Coffey
                                                  ------------------------------
                                                  Arthur M. Coffey
                                                  Executive Vice President/
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.               Description
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Exhibit 16.01             Letter dated June 28, 2001, from the Registrant's
                          former principal independent accountants.